Exhibit 10.3

SHARING AGREEMENT

SHARING AGREEMENT (this “Agreement”) dated as of May 23, 2013, by and between DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”) and RENAISSANCERE VENTURES LTD. (“RenRe”).

BACKGROUND

WHEREAS, Universal Insurance Holdings, Inc., a Delaware corporation (“Borrower”), and DB are parties to a Revolving Loan Agreement dated as of March 29, 2013 (as amended, modified, supplemented and restated from time to time, the “DB Loan Agreement”) pursuant to which DB may from time to time make revolving loans to Borrower (the “Revolving Loans”);

WHEREAS, the obligations of Borrower to DB are guaranteed by Universal Risk Advisors, Inc., Universal Acquisition Corporation, Universal Inspection Corporation, Blue Atlantic Reinsurance Corporation and each other Material Subsidiary (each a “Guarantor” and collectively “Guarantors”);

WHEREAS, Borrower and RenRe are parties to a Term Loan Agreement dated as of the date hereof (as amended, modified supplemented and restated from time to time, the “RenRe Loan Agreement”) pursuant to which RenRe made a term loan to Borrower (the “Term Loan”);

WHEREAS, the obligations of Borrower to RenRe are guaranteed by the Guarantors; and

WHEREAS, DB and RenRe desire to set forth their agreement with respect to the sharing of payments received from Borrower under certain circumstances.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Definitions.

1.1 General Terms. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and the plural forms of the terms defined:

“Bankruptcy Code” means the provisions of Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“DB Documents” means the DB Loan Agreement, all Loan Documents (as such term is defined in the DB Loan Agreement) and all other agreements, documents and instruments at any time executed and/or delivered by Borrower, any Guarantor or any other Person with, to or in favor of DB in connection therewith or related thereto, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“DB Obligations” means the Revolving Loans and all other obligations, liabilities and indebtedness of every kind, nature and description owing by one or more of Borrower or any Guarantor to DB evidenced by or arising under one or more of the DB Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, and whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the DB Loan Agreement and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to Borrower or any Guarantor (and including the payment of any principal, interest, fees, cost, expenses and other amounts (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding).

“Disposition” means any sale, lease, exchange, transfer or other disposition, and “Dispose” and “Disposed of” shall have correlative meanings.

“Distribution” means (a) any payment or distribution by any Person of cash, securities or other property, by setoff or otherwise, on account of any of the Loan Documents or the Loans or (b) any redemption, purchase or other acquisition of any of the Loan Documents by any Person. For the avoidance of doubt, any payment made pursuant to a RenRe Commercial Agreement shall not be deemed a Distribution hereunder.

“Enforcement Action” means (a) any action by any party to this Agreement to foreclose on any Lien of such party in any collateral securing any property or assets of Borrower or any Guarantor, (b) any action by any party to this Agreement to take possession of, or sell or otherwise realize upon, or to exercise any other rights or remedies with respect to, any property or assets of Borrower or any Guarantor, with respect to any of the Loan Documents, (c) the taking of any other actions by any party to this Agreement against any property or asset of Borrower or any Guarantor including the taking of control or possession of, or the exercise of any right of setoff with respect to, any such property or assets and/or (d) the commencement by any party to this Agreement of any legal proceedings or actions against or with respect to Borrower or any Guarantor or any of Borrower’s or any Guarantor’s property or assets.

“Insolvency Proceeding” means, as to the Person, any of the following: (a) any case or proceeding with respect to such Person under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other law affecting creditor’s rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person, (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets, (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshalling of assets of such Person.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention arrangement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Liquidation” means the sale of the property or assets of a Person other than in the ordinary course of business.

“Loan Documents” means collectively, the DB Documents and the RenRe Documents.

“Loans” means collectively the Revolving Loans and the Term Loan.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“RenRe Commercial Agreements” means the “Commercial Agreements” as such term is defined in the RenRe Loan Agreement and any other ordinary course commercial agreements between the Borrower and/or its Subsidiaries, on one hand and RenRe and/or its Affiliates, on the other hand; provided, however, notwithstanding the definition of “Commercial Agreements” in the RenRe Loan Agreement, “RenRe Commercial Agreements” shall not, in any event, include any agreements, documents and instruments at any time executed and/or delivered by Borrower or any Guarantor in favor of RenRe and/or its Affiliates that evidence indebtedness for borrowed money and guaranties thereof.

“RenRe Documents” means the RenRe Loan Agreement, all Loan Documents (as such term is defined in the RenRe Loan Agreement) and all other agreements, documents and instruments at any time executed and/or delivered by Borrower, any Guarantor or any other Person with, to or in favor of RenRe in connection therewith or related thereto, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement. For the avoidance of doubt, the RenRe Documents shall not include the RenRe Commercial Agreements.

“RenRe Obligations” means the Term Loan and all other obligations, liabilities and indebtedness of every kind, nature and description owing by one or more of Borrower or any Guarantor to RenRe evidenced by or arising under one or more of the RenRe Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, and whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the RenRe Loan Agreement and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to Borrower or any Guarantor (and including the payment of any principal, interest, fees, cost, expenses and other amounts (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding). For the avoidance of doubt, the RenRe Obligations shall not include any obligations or liabilities of Borrower or any Guarantor under any RenRe Commercial Agreement.

1.2 Capitalized Terms. Capitalized terms used herein which are not defined in this Agreement shall have the meanings given to them in the DB Loan Agreement and the RenRe Loan Agreement.

1.3 Certain Matters of Construction. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified. For purposes of this Agreement, the following additional rules of construction shall apply: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter, (b) the term “including” shall not be limiting or exclusive, unless specifically indicated to the contrary, (c) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations and (d) unless otherwise specified, all references to any instruments or agreements, including references to any of this Agreement and the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof, in each case, made in accordance with the terms hereof.

Section 2. Sharing Arrangement. Notwithstanding anything to the contrary contained in the Loan Documents, in the event of an Enforcement Action, an Insolvency Proceeding or Liquidation with respect to Borrower or any Guarantor, all Distributions received by any party to this Agreement in connection with any of the Loan Documents, including with respect to the exercise of any right of remedy from the collection or other Disposition of, or realization on any property or assets of Borrower or any Guarantor or any collateral for any of the Loan Documents, shall be applied as follows: (i) first, to the payment of all reasonable out-of-pocket costs and expenses, including attorneys’ fees (of internal and/or outside counsel), relating to such Liquidation, Insolvency Proceeding or Enforcement Action incurred by the party initiating and conducting such disposition or realization; (ii) second, fifty percent (50%) to the DB Obligations and fifty percent (50%) to the RenRe Obligations until all of the DB Obligations are paid in full; (iii) third, to amounts due and owing with respect to the RenRe Obligations until all of the RenRe Obligations are paid in full; and (iv) fourth, to Borrower or as directed by Borrower in writing or to whomever may be lawfully entitled to such Distributions or as a court of competent jurisdiction may direct.

Section 3. Distributions. If any Distribution on account of the Loan Documents made after the occurrence of an Enforcement Action, Insolvency Proceeding or Liquidation is made and received by any party, such Distribution shall not be commingled with any of the assets of such party, shall be held in trust by such party for the benefit of the other party and shall be promptly paid over to the other party to the extent required by, and for application in accordance with, the terms of this Agreement.

Section 4. Bankruptcy Matters. This Agreement shall be applicable both before and after the filing of any petition by or against Borrower or any Guarantor under the Bankruptcy

Code or any other Insolvency Proceeding and all converted or succeeding cases in respect thereof, and all references herein to Borrower and each Guarantor shall be deemed to apply to the trustee for Borrower or such Guarantor and Borrower or such Guarantor as a debtor-in-possession. The relative rights of the parties to this Agreement in respect of any collateral or proceeds thereof shall continue after the filing of such petition on the same basis as prior to the date of such filing, subject to any court order approving the financing of, or use of cash collateral by, Borrower.

Section 5. Notices of Default. Each party shall give to the other party concurrently with the giving thereof to Borrower (a) a copy of any written notice by such party of an Event of Default under any of its Loan Documents or a written notice of demand for payment from Borrower or any Guarantor and (b) a copy of any written notice sent by such party to Borrower or any Guarantor stating such party’s intention to exercise any material enforcement rights or remedies against Borrower or such Guarantor, including written notice pertaining to any foreclosure on all or any material part of the collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided that the failure of any party to give such required notice shall not result in any liability to such party or affect the enforceability of any provision of this Agreement. Each party will provide such information as it may have to the other party as the other may from time to time reasonably request concerning the status of the exercise of any Enforcement Action and each party shall be available on a reasonable basis during normal business hours to review with the other party alternatives available in exercising such rights, including, but not limited to, advising each other of any offers which may be made from time to time by prospective purchasers of the collateral; provided that (i) the failure of any party to do any of the foregoing shall not affect the sharing arrangement as provided herein or the validity or effectiveness of any notices or demands as against Borrower or any Guarantor and (ii) in no event will the any party have any obligation to obtain the consent of any other party with respect to any actions taken or contemplated to be taken (or not taken) with respect to any Enforcement Action.

Section 6. Amendments to Loan Documents.

6.1 RenRe Documents. RenRe shall not, without the prior written consent of DB, agree to any amendment, restatement, modification, supplement, substitution, renewal or replacement of or to any or all of the RenRe Documents that (a) would directly or indirectly result in an increase in the interest rates in respect of the RenRe Obligations (other than the imposition of any default rate of interest set forth in the RenRe Loan Agreement, as in effect on the date hereof), (b) shorten the maturity or weighted average life to maturity of the RenRe Obligations or require that any payment on the RenRe Obligations be made earlier than the date originally scheduled for such payment or that any commitment expire any earlier than the date originally scheduled therefor, (c) add or modify in a manner adverse to Borrower, any Guarantor or DB any covenant, agreement or event of default under the RenRe Documents unless a corresponding amendment or modification is made to the DB Documents, or (d) increase the maximum principal amount of the RenRe Obligations. For the avoidance of doubt, the restrictions set forth in this Section 6.1 shall not apply to any amendment, restatement, modification, supplement, substitution, renewal or replacement of any RenRe Commercial Agreement.

6.2 DB Documents. DB shall not, without the prior written consent of RenRe, agree to any amendment, restatement, modification, supplement, substitution, renewal or replacement of or to any or all of the DB Documents that (a) would directly or indirectly result in an increase in the interest rates in respect of the DB Obligations (other than the imposition of any default rate of interest set forth in the DB Loan Agreement, as in effect on the date hereof), (b) shorten the maturity or weighted average life to maturity of the DB Obligations or require that any payment on the DB Obligations be made earlier than the date originally scheduled for such payment or that any commitment expire any earlier than the date originally scheduled therefor, (c) add or modify in a manner adverse to Borrower, any Guarantor or RenRe any covenant, agreement or event of default under the DB Documents unless a corresponding amendment or modification is made to the RenRe Documents, or (d) increase the maximum principal amount of the DB Obligations.

Section 7. Similar Liens and Agreements. The parties hereto acknowledge and agree that it is the intention that each guarantor of the DB Obligations or the RenRe Obligations and any collateral, if any, securing either the DB Obligations or the RenRe Obligations be identical in all material respects. In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any request by either party, the specific assets included in the collateral, if any, securing their respective obligations, the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under any Loan Document and (b) that the documents, agreements and instruments creating or evidencing the Loans and guaranties thereof and any Liens of such parties in any collateral are in all material respects substantively similar, other than with respect to the terms of the Loans evidenced thereunder.

Section 8. Miscellaneous.

8.1 Termination. This Agreement shall terminate and be of no further force and effect upon the payment in full in cash of all amounts payable pursuant to the DB Loan Agreement or the RenRe Loan Agreement and termination of any commitment to lend thereunder.

8.2 Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto. Each party hereto may, from time to time, without notice to any other party, assign or transfer any or all of the indebtedness of Borrower due such Party or any interest therein to any Person and such Person shall be entitled to rely upon and be the third party beneficiary of the provisions under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party thereto.

8.3 Notices. All notices and other communications provided for hereunder shall be in writing and shall be mailed, sent by overnight courier, telecopied or delivered to each party at the address set forth below such party’s signature to this Agreement or such other address as shall be designated by such party in a written complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or three (3) business days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a business day and, if not, on the next business day or (iii) if delivered by messenger or overnight courier, upon delivery, provided the same is on a business day and, if not, on the next business day.

8.4 Counterparts. This Agreement may be authenticated in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument. This Agreement may be authenticated by manual signature, facsimile or electronic means, all of which shall be equally valid.

8.5 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

8.6 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

8.7 Amendments. No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by any Person or entity from the terms hereof, shall in any event be effective unless it is in writing and signed by each party hereto. In no event shall the consent of Borrower or any Guarantor be required in connection with any amendment or other modification of this Agreement.

8.8 No Waiver. No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

8.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

8.10 Further Assurances. Each party hereto agrees to cooperate fully with each other party hereto to effectuate the intent and provisions of this Agreement and, from time to time, to execute and deliver any and all other agreements, documents or instruments, and to take such other actions, as may be reasonably necessary or desirable to effectuate the intent and provisions of this Agreement.

8.11 Headings. The section headings contained in this Agreement are and shall be without meaning or content whatsoever and are not part of this Agreement.

8.12 Relative Rights. This Agreement shall define the relative rights of DB and RenRe. Nothing in this Agreement shall (a) impair, as among Borrower, Guarantors, DB and RenRe, the obligations of Borrower or any Guarantor to DB and RenRe or (b) affect the relative rights of DB and RenRe with respect to any other creditors of Borrower or any Guarantor.

8.13 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall govern.

8.14 Specific Performance. Each party to this Agreement may demand specific performance of this Agreement.

8.15 Entire Agreement. This Agreement and the Loan Documents embody the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof and any draft agreements, negotiations and/or discussions involving any parties relating to the subject matter hereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Managing Director

By:	/s/ Kirk Stafford
Name: Kirk Stafford
Title: Vice President

Address for Notices: Deustche Bank Trust Company Americas 345 Park Avenue, 14th Floor New York, New York 10154
Attention:	Kirk Stafford
Telephone:	(212) 454-6961
Fax:	(646) 961-3363

RENAISSANCERE VENTURES LTD.

By:	/s/ Michael Doak
Name: Michael Doak
Title: SVP

Address for Notices: RenaissanceRe Ventures Ltd. Renaissance House 12 Crow Lane Pembroke HM19 Bermuda
Attention:	President
Telephone:	(441) 295-4513
Fax:	(441) 296-0062

SIGNATURE PAGE TO

SHARING AGREEMENT

ACKNOWLEDGEMENT OF BORROWER AND GUARANTORS

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By executing this Agreement, each of the undersigned agrees to be bound by the obligations hereof as they relate to the relative rights of DB and RenRe as between DB and RenRe; provided, however, that nothing in this Agreement shall amend, modify, change or supersede the terms of the Loan Documents as between any of DB or RenRe and any of the undersigned, and in the event of any conflict or inconsistency between the terms of this Agreement and the Loan Documents, the terms of the Loan Documents, as the case may be; shall govern as between DB or RenRe and each of the undersigned, and each of the undersigned further agrees that the terms of this Agreement shall not give any of the undersigned any substantive rights vis-a-vis any of DB or RenRe.

UNIVERSAL INSURANCE HOLDINGS, INC.

By:	/s/ Sean P. Downes
Name: Sean P. Downes
Title: CEO

UNIVERSAL RISK ADVISORS

By:	/s/ Sean P. Downes
Name: Sean P. Downes
Title: CEO

UNIVERSAL ADJUSTING CORPORATION

By:	/s/ Sean P. Downes
Name: Sean P. Downes
Title: CEO

UNIVERSAL INSPECTION CORPORATION

By:	/s/ Sean P. Downes
Name: Sean P. Downes
Title: CEO

[Additional Signature Page to Follow]

SIGNATURE PAGE TO

SHARING AGREEMENT

(Acknowledgement Of

Borrower and Guarantors)

BLUE ATLANTIC REINSURANCE CORPORATION

By:	/s/ Sean P. Downes
Name: Sean P. Downes
Title: CEO

SIGNATURE PAGE TO

SHARING AGREEMENT

(Acknowledgement Of

Borrower and Guarantors)